Significant event	12 Months Ended
Dec. 31, 2018
Significant event
Significant event

2.           Significant event

GACN’s Annual Shareholders’ Meeting approves Ps.1,600 million dividend payment

At the Annual Shareholders’ Meeting held on April 23, 2018 the shareholders approved the payment of a cash dividend to the controlling interest of Ps.1,600 million, to be paid in a single installment of Ps.4.0633 per share. The dividend was paid on May 30, 2018, for Ps.1,598,680, corresponding to the shares outstanding. In addition, the shareholders approved a share repurchase reserve of Ps.1,466 million and authorized use of up to that amount to repurchase shares during 2018 and until the next annual meeting approved the 2018 results.